--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 9, 1999

                                LEARN2.COM, INC.

             (Exact name of registrant as specified in its charter)

          DELAWARE                        0-24936                      75-2480669
(State or other jurisdiction     (Commission File Number)     (IRS Employer Identification
      of incorporation)                                                  Number)

     1311 MAMARONECK AVENUE, SUITE 210,          10605
           WHITE PLAINS, NEW YORK
  (Address of principal executive offices)     (Zip Code)

       Registrant's telephone number, including area code: (914) 682-4300

                                 NOT APPLICABLE

         (Former name or former address, if changed since last report.)
                       925 Westchester Avenue, Suite L-1
                             White Plains, NY 10604

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 5. OTHER EVENTS.

    On August 23, 1999, the Registrant acquired all of the outstanding common stock of ViaGrafix Corporation ("ViaGrafix"), a publicly traded company. The Registrant issued approximately 10.7 million shares of its common stock to the ViaGrafix stockholders in exchange for all the common stock of ViaGrafix. In connection with its acquisition of ViaGrafix, the Registrant appointed Michael
A. Webster as a member of its Board of Directors. A copy of the Agreement and Plan of Merger dated as of June 1, 1999 is included herein as Exhibit 99.6 and is incorporated by reference into this Item 5.

    ViaGrafix's training courses include interactive multimedia courses and tutorials for IT training and other subjects for a variety of computer software. ViaGrafix has an existing library of more than 1,000 titles. Its subsidiary, eTracks.com, Inc., provides interactive email broadcast services for businesses that rely on Web-based commerce and transactions.

    The Registrant will file registration statements on Form S-3 and Form S-8 with the Securities and Exchange Commission.

    Attached as Exhibit 99.7 are the supplementary consolidated financial statements for the six and three months ended June 30, 1999 and 1998 and the three years ended December 31, 1998, 1997 and 1996 and the accompanying notes which reflect Learn2.com's financial position and the results of operations as if ViaGrafix was a wholly-owned subsidiary of Learn2.com since inception.

    In October 1999, the Chairman of the Board of Directors' received a letter from Merv Adelson announcing his resignation from Learn2.com's Board of Directors.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

    (C) EXHIBITS.

23.1 Consent of KPMG LLP.

23.2 Consent of Arthur Andersen LLP.

23.3 Consent of Ernst & Young LLP.

99.6 Agreement and Plan of Merger dated as of June 1, 1999 by and among 7th Level, Inc. (now known as Learn2.com, Inc.), 7th Level Merger Corporation and ViaGrafix Corporation filed as an Exhibit to Learn2.com's Amendment No. 1 to Form S-4 (Registration No. 333-82039) filed with the Securities and Exchange Commission on July 19, 1999 and incorporated by reference herein.

99.7 Supplementary Consolidated Financial Statements for the six and three months ended June 30, 1999 and 1998 and the three years ended December 31, 1998, 1997, and 1996 and the accompanying notes.

99.8 Report of Independent Auditors.

                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       LEARN2.COM, INC.

                                                       By:              /s/ MARC E. LANDY
                                                            -----------------------------------------
                                                                          Marc E. Landy
                                                             VICE PRESIDENT, CHIEF FINANCIAL OFFICER
                                                                          AND SECRETARY

Date: November 11, 1999

                               INDEX TO EXHIBITS

EXHIBIT NO.
-----------
        23.1            Consent of KPMG LLP.

        23.2            Consent of Arthur Andersen LLP.

        23.3            Consent of Ernst & Young LLP.

        99.6            Agreement and Plan of Merger dated as of June 1, 1999 by and among 7th Level, Inc. (now known as Learn2.com, Inc.), 7th
                        Level Merger Corporation and ViaGrafix Corporation filed as an Exhibit to Learn2.com's Amendment No. 1 to Form S-4
                        (Registration No. 333-82039) filed with the Securities and
                        Exchange Commission on July 19, 1999 and incorporated by
                        reference herein.

        99.7            Supplementary Consolidated Financial Statements for the six
                        and three months ended June 30, 1999 and 1998 and the three years ended December 31, 1998, 1997, and 1996 and the
                        accompanying notes.

        99.8            Report of Independent Auditors